Exhibit 10.7

May 27, 2022

Apollo Strategic Growth Capital
9 West 57th Street, 43rd Floor
New York, NY 10019

and

GBT JerseyCo Limited
c/o GBT US LLC
General Counsel’s Office 666 Third Avenue
New York, NY 10017

Re: Amendment to Sponsor Side Letter

Reference is made to that certain (i) Business Combination Agreement, dated as of December 2, 2021 (as amended, supplemented, restated or otherwise modified from time to time, the “Transaction Agreement”), by and among Apollo Strategic Growth Capital, a Cayman Islands exempted company limited by shares (which shall migrate to and domesticate as a Delaware corporation at the Closing) (“Acquiror”), and GBT JerseyCo Limited, a company limited by shares incorporated under the laws of Jersey (the “Company”) and (ii) letter agreement, dated as of December 2, 2021 (as amended, supplemented, restated or otherwise modified from time to time, the “Sponsor Side Letter”), by and among APSG Sponsor, L.P., a Cayman Islands exempted limited partnership (“Sponsor”), the undersigned individuals, each of whom is currently a member of Acquiror’s Board of Directors and/or management team (collectively, the “Insiders” and together with Sponsor, the “Sponsor Parties”), Acquiror and the Company. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Sponsor Side Letter.

Substantially concurrently with the execution and delivery of the Transaction Agreement, the Sponsor Parties, Acquiror and the Company entered into the Sponsor Side Letter, pursuant to which, among other things, Sponsor agreed to certain vesting and forfeiture provisions pertaining to the Sponsor Shares. In connection with the consummation of the Transactions, Sponsor has agreed to decrease the number of Immediately Vested Sponsor Shares and increase the number of $12.50 Threshold Shares, and consequently increase the total number of Vesting Sponsor Shares, as set forth herein. The parties hereto, being the original signatories to the Sponsor Side Letter, desire to enter into this amendment to the Sponsor Side Letter (this “Amendment”) pursuant to paragraph 8.e. thereof.

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Sponsor Side Letter as follows:

1.	Paragraph 4.a. of the Sponsor Side Letter is hereby amended as follows:

a.	the reference to “13,631,318” in the definition of “Immediately Vested Sponsor Shares” is hereby deleted and replaced with “12,268,186”;

b.	the reference to “6,713,932” in the definition of “Vesting Sponsor Shares” is hereby deleted and replaced with “8,077,064”; and

c.	the reference to “3,356,966” in the definition of “$12.50 Threshold Shares” is hereby deleted and replaced with “4,720,098”.

Except as expressly amended by this Amendment, the Sponsor Side Letter remains in full force and effect and nothing in this Amendment shall otherwise affect any other provision of the Sponsor Side Letter or the rights and obligations of the parties thereto. On and after the date hereof, each reference to the Sponsor Side Letter shall mean and be a reference to the Sponsor Side Letter as amended hereby, and this Amendment and the Sponsor Side Letter shall be read together and construed as a single instrument.

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2

Please indicate your agreement to the terms of this Amendment by signing where indicated below.

Very truly yours,

APSG SPONSOR, L.P.

By: AP Caps II Holdings GP, LLC, its general partner

By: Apollo Principal Holdings III, L.P., its managing member

By: Apollo Principal Holdings III GP, Ltd., its general partner

By:	/s/ James Elworth
Name:	James Elworth
Title:	Vice President

Address for Notices:

ATTN:
EMAIL:

[Signature Page to Amendment to Sponsor Side Letter]

/s/ James Crossen
Name:	James Crossen

Address for Notices:

ATTN:
EMAIL:

[Signature Page to Amendment to Sponsor Side Letter]

/s/ Mitch Garber
Name:	Mitch Garber

Address for Notices:

ATTN:
EMAIL:

[Signature Page to Amendment to Sponsor Side Letter]

/s/ Sanjay Patel
Name:	Sanjay Patel

Address for Notices:

ATTN:
EMAIL:

[Signature Page to Amendment to Sponsor Side Letter]

/s/ James H. Simmons III
Name:	James H. Simmons III

Address for Notices:

ATTN:
EMAIL:

[Signature Page to Amendment to Sponsor Side Letter]

/s/ Scott Kleinman
Name:	Scott Kleinman

Address for Notices:

ATTN:
EMAIL:

[Signature Page to Amendment to Sponsor Side Letter]

/s/ Jennifer Fleiss
Name:	Jennifer Fleiss

Address for Notices:

ATTN:
EMAIL:

[Signature Page to Amendment to Sponsor Side Letter]

Acknowledged and agreed
as of the date of this Letter Agreement

APOLLO STRATEGIC GROWTH CAPITAL

By:	/s/ Sanjay Patel
Name:	Sanjay Patel
Title:	Chief Executive Officer

[Signature Page to Amendment to Sponsor Side Letter]

Acknowledged and agreed
as of the date of this Letter Agreement

GBT JERSEYCO LIMITED

By:	/s/ Eric Bock
Name:	Eric Bock
Title:	Chief Legal Officer and Global head of Mergers and Acquisitions

[Signature Page to Amendment to Sponsor Side Letter]